    As filed with the Securities and Exchange Commission on June 13, 2001
                                                    Registration No. 333-_______

================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               ----------------

                                   FORM S-8
                            REGISTRATION STATEMENT
                                    UNDER
                          THE SECURITIES ACT OF 1933

                               ----------------

                             TRAMMELL CROW COMPANY
           (Exact name of registrant as specified in its charter)

           DELAWARE                                               75-2721454
(State or other jurisdiction of                               (I.R.S. Employer
 incorporation or organization)                              Identification No.)

                           3400 TRAMMELL CROW CENTER
                                2001 ROSS AVENUE
                              DALLAS, TEXAS 75201
          (Address of principal executive offices, including zip code)

                               ----------------

                            TRAMMELL CROW COMPANY
                        EMPLOYEE STOCK PURCHASE PLAN

                           (Full title of the plan)

                              ROBERT E. SULENTIC
                           CHIEF EXECUTIVE OFFICER
                            TRAMMELL CROW COMPANY
                          3400 TRAMMELL CROW CENTER
                              2001 ROSS AVENUE
                            DALLAS, TEXAS  75201
                               (214) 863-3000
          (Name, address and telephone number of agent for service)

                                   copy to:

   J. CHRISTOPHER KIRK                                    P. GREGORY HIDALGO
     GENERAL COUNSEL                                     VINSON & ELKINS L.L.P.
  TRAMMELL CROW COMPANY                                3700 TRAMMELL CROW CENTER
3400 TRAMMELL CROW CENTER                                   2001 ROSS AVENUE
     2001 ROSS AVENUE                                   DALLAS, TEXAS 75201-2975
   DALLAS, TEXAS  75201                                      (214) 220-7700
     (214) 863-3000

                        CALCULATION OF REGISTRATION FEE

====================================================================================================
                                              Proposed maximum   Proposed maximum
Title of securities        Amount to be        offering price        aggregate         Amount of
 to be registered           registered           per unit*        offering price*   registration fee
----------------------------------------------------------------------------------------------------
Common Stock, $0.01
par value per share......  1,000,000 shares       $10.41           $10,410,000            $2,603
----------------------------------------------------------------------------------------------------

* Estimated solely for purposes of calculating the registration fee in accordance with Rule 457(h) under the Securities Act of 1933 and based on the average of the high and low trading prices reported on the New York Stock Exchange on June 6, 2001.

================================================================================

                                    PART II
               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

    This Registration Statement is being filed, in accordance with General Instructions E to Form S-8, to register additional shares of common stock, $0.01 par value per share, of Trammell Crow Company (the "Company") that may be issued under the Company's Employee Stock Purchase Plan (as amended, the "ESPP"). The contents of the Company's Form S-8 Registration Statement filed on April 21, 1998 (File Number 333-50579) and amended June 24, 1999 relating to the ESPP are hereby incorporated by reference into this Registration Statement.

EXHIBITS.

    Unless otherwise indicated below as being incorporated by reference to another filing of the Company with the Securities and Exchange Commission (the "Commission"), each of the following exhibits is filed herewith:


    3.1   --   Certificate of Incorporation of the Company (previously filed as an exhibit to the Company's Registration Statement on Form S-1
               (File Number 333-34859) initially filed with the Commission on
               September 3, 1997 and incorporated herein by reference).

    3.2   --   Bylaws of the Company (previously filed as an exhibit to the
               Company's Registration Statement on Form S-1 (File Number 333-34859)
               initially filed with the Commission on September 3, 1997 and incorporated herein by reference).

    3.2.1 -- First Amendment to Bylaws of the Company (previously filed as an exhibit to the Company's Form 10-Q filed with the Commission on August 11, 2000 and incorporated herein by reference).

    4.1   --   Trammell Crow Company Employee Stock Purchase Plan (previously filed as an exhibit to the Company's Registration Statement on
               Form S-1 (File Number 333-34859) filed with the Commission on
               September 3, 1997 and incorporated herein by reference).

    4.1.1 --   First Amendment to the Trammell Crow Company Employee Stock
               Purchase Plan (previously filed as an exhibit to the Company's
               Registration Statement on Form S-8 (File Number 333-50579) filed with the Commission on June 24, 1999 and incorporated herein by reference).

    4.1.2 --   Second Amendment to the Trammell Crow Company Employee Stock
               Purchase Plan (previously filed as an exhibit to the Company's
               Form 10-K filed with the Commission on March 29, 2001 and incorporated herein by reference).

    4.1.3 --   Third Amendment to the Trammell Crow Company Employee Stock
               Purchase Plan.

    5.1   --   Opinion of Vinson & Elkins L.L.P.

   23.1   --   Consent of Ernst & Young LLP.

   23.2   --   Consent of Vinson & Elkins L.L.P. (included as part of
               Exhibit 5.1).

   24.1   --   Power of Attorney (included on the signature pages of this
               Registration Statement).

                                  SIGNATURES

    Pursuant to the requirements of the Securities Act of 1933, the Company certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, State of Texas, on June 13, 2001.

                                       TRAMMELL CROW COMPANY

                                       By: /s/ Robert E. Sulentic
                                          -------------------------------------
                                            Robert E. Sulentic, President and
                                            Chief Executive Officer

                               POWER OF ATTORNEY

    KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Robert E. Sulentic, Derek R. McClain,
J. Christopher Kirk and William P. Leiser and each of them, his true and lawful attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities, to sign any and all amendments, including pre- and post-effective amendments, to this Registration Statement, and any registration statement relating to the offering covered by this Registration Statement and filed pursuant to Rule 462(b) under the Securities Act of 1933, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents or their substitute may lawfully do or cause to be done by virtue hereof.

    Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated.

            Signature                                 Title                              Date
            ---------                                 -----                              ----
/s/ Robert E. Sulentic                 President, Chief Executive Officer and        June 13, 2001
------------------------------------     Director (Principal Executive Officer)
         Robert E. Sulentic

/s/ Derek R. McClain                   Chief Financial Officer (Principal            June 13, 2001
------------------------------------     Financial Officer)
          Derek R. McClain

/s/ William P. Leiser                  Executive Vice President (Principal           June 13, 2001
------------------------------------     Accounting Officer)
         William P. Leiser

/s/ J. McDonald Williams               Chairman of the Board of Directors            June 13, 2001
------------------------------------
       J. McDonald Williams

/s/ H. Pryor Blackwell                 President, Development and Investment         June 13, 2001
------------------------------------     and Director
        H. Pryor Blackwell

/s/ William F. Concannon               President, Global Services and Director       June 13, 2001
------------------------------------
       William F. Concannon

/s/ James R. Erwin                     Director                                      June 13, 2001
------------------------------------
          James R. Erwin

/s/ Henry J. Faison                    Executive Vice President and Director         June 13, 2001
------------------------------------
         Henry J. Faison

/s/ Curtis Feeny                       Director                                      June 13, 2001
------------------------------------
          Curtis Feeny

                                      S-1

/s/ Jeffrey M. Heller                  Director                                      June 13, 2001
------------------------------------
       Jeffrey M. Heller

/s/ Rowland T. Moriarty                Director                                      June 13, 2001
------------------------------------
      Rowland T. Moriarty

                                  EXHIBIT INDEX

 3.1 -- Certificate of Incorporation of the Company (previously filed as an exhibit to the Company's Registration Statement on Form S-1 (File
           Number 333-34859) initially filed with the Commission on September 3, 1997 and incorporated herein by reference).

 3.2   --  Bylaws of the Company (previously filed as an exhibit to the Company's
           Registration Statement on Form S-1 (File Number 333-34859) initially filed with the Commission on September 3, 1997 and incorporated herein by reference).

 3.2.1 --  First Amendment to Bylaws of the Company (previously filed as an exhibit to the Company's Form 10-Q filed with the Commission on August 11,
           2000 and incorporated herein by reference).

 4.1 -- Trammell Crow Company Employee Stock Purchase Plan (previously filed as an exhibit to the Company's Registration Statement on Form S-1 (File
           Number 333-34859) filed with the Commission on September 3, 1997 and incorporated herein by reference).

 4.1.1 --  First Amendment to the Trammell Crow Company Employee Stock Purchase
           Plan (previously filed as an exhibit to the Company's Registration
           Statement on Form S-8 (File Number 333-50579) filed with the Commission on June 24, 1999 and incorporated herein by reference).

 4.1.2 --  Second Amendment to the Trammell Crow Company Employee Stock
           Purchase Plan (previously filed as an exhibit to the Company's Form 10-K filed with the Commission on March 29, 2001 and incorporated herein by reference).

 4.1.3 --  Third Amendment to the Trammell Crow Company Employee Stock Purchase
           Plan.

 5.1   --  Opinion of Vinson & Elkins L.L.P.

23.1   --  Consent of Ernst & Young LLP.

23.2   --  Consent of Vinson & Elkins L.L.P. (included as part of Exhibit5.1).

24.1   --  Power of Attorney (included on the signature pages of this Registration
           Statement).